Universal Annuity Prospectus

This prospectus describes Universal Annuity, a flexible premium variable annuity Contract (the “Contract”) issued by The Travelers Insurance Company (the “Company, “our” “us” or “we”).

The Contract’s value will vary daily to reflect the investment experience of the funding options (referred to as “Subaccounts” in your contract) you select and, subject to availability, the interest credited to the Fixed (Flexible Annuity) Account. The Variable Funding Options (sometimes called “Subaccounts”) are:

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for		Travelers Timed Aggressive Stock Account for
Variable Annuities		Variable Annuities
Travelers Money Market Account for Variable		Travelers Timed Growth and Income Stock
Annuities		Account for Variable Annuities
Travelers Quality Bond Account for Variable		Travelers Timed Short-Term Bond Account for
Annuities		Variable Annuities

Variable Insurance Products Fund
TRAVELERS FUND U FOR VARIABLE ANNUITIES

Capital Appreciation Fund	Putnam Variable Trust
Dreyfus Stock Index Fund — Initial Shares	Putnam VT International Equity Fund — Class IB Shares(3)
High Yield Bond Trust	Putnam VT Small Cap Value Fund — Class IB Shares
Managed Assets Trust	Salomon Brothers Variable Series Funds Inc.
AllianceBernstein Variable Product Series Fund, Inc.	All Cap Fund — Class I(4)
AllianceBernstein Premier Growth Portfolio —	Investors Fund — Class I
Class B(1)	Small Cap Growth Fund — Class I
CitiStreet Funds, Inc.	The Travelers Series Trust
CitiStreet Diversified Bond Fund — Class I	Disciplined Mid Cap Stock Portfolio
CitiStreet International Stock Fund — Class I	MFS Mid Cap Growth Portfolio
CitiStreet Large Company Stock Fund — Class I	Pioneer Fund Portfolio(5)
CitiStreet Small Company Stock Fund — Class I	Social Awareness Stock Portfolio
Delaware VIP Trust	U.S. Government Securities Portfolio
Delaware VIP REIT Series — Standard Class	Travelers Series Fund Inc.
Dreyfus Variable Investment Fund	MFS Total Return Portfolio
Dreyfus Variable Investment Fund — Developing	SB Adjustable Rate Income Portfolio — Class I
Leaders Portfolio — Initial Shares(2)	Shares
Franklin Templeton Variable Insurance Products	Smith Barney Aggressive Growth Portfolio
Trust	Smith Barney Large Capitalization Growth
Franklin Small Cap Fund — Class 2 Shares	Portfolio Strategic Equity Portfolio(6)
Mutual Shares Securities Fund — Class 2 Shares	Van Kampen Life Investment Trust
Templeton Global Asset Allocation Fund — Class	Comstock Portfolio — Class II Shares
1 Shares	Equity-Income Portfolio — Initial Class
Templeton Growth Securities Fund — Class 1	Growth Portfolio — Initial Class
Shares	Variable Insurance Products Fund II
Greenwich Street Series Fund	Asset Manager Portfolio — Initial Class
Appreciation Portfolio	Contrafund® Portfolio — Service Class 2
Fundamental Value Portfolio	Variable Insurance Products Fund III
Janus Aspen Series	Mid Cap Portfolio — Service Class 2
International Growth Portfolio — Service Shares
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class

______________

(1)	Formerly Premier Growth Portfolio — Class B	(4)	Formerly Capital Fund — Class I
(2)	Formerly Small Cap Portfolio — Initial Shares	(5)	Formerly Utilities Portfolio
(3)	Formerly Putnam VT International Growth Fund — Class IB Shares	(6)	Formerly Alliance Growth Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9406 or access the SEC’s website (http://www.sec.gov). See Appendix C for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2003
(Supplemented December 2, 2003)

TABLE OF CONTENTS

Glossary	3	Miscellaneous Contract Provisions	34
Summary	5	Right to Return	34
Fee Table	8	Termination of Individual Contract	35
Condensed Financial Information	14	Termination of Group Contract or Account	35
The Annuity Contract	14	Distribution from One Account to Another Account	36
Contract Owner Inquiries	15	Required Reports	36
Purchase Payments	15	Change of Contract	36
Accumulation Units	15	Assignment	36
The Variable Funding Options	15	Suspension of Payments	37
The Fixed Account	20	Other Information	37
Charges and Deductions	20	The Insurance Company	37
General	20	Financial Statements	37
Withdrawal Charge	21	Distribution of Variable Annuity Contracts	37
Free Withdrawal Allowance	22	Conformity with State and Federal Laws	38
Administrative Charge	22	Voting Rights	38
Mortality and Expense Risk Charge	23	Legal Proceedings and Opinions	39
Variable Liquidity Benefit Charge	23	The Separate Accounts	39
Variable Funding Option Expenses	23	Performance Information	40
Premium Tax	23	Federal Tax Considerations	41
Changes in Taxes Based upon Premium or Value	23	General Taxation of Annuities	41
Tactical Asset Allocation Services Fees	23	Types of Contracts: Qualified or Nonqualified	41
Managed Separate Account: Management and Fees	23	Qualified Annuity Contracts	41
Transfers	24	Taxation of Qualified Annuity Contracts	42
Dollar Cost Averaging	25	Mandatory Distributions for Qualified Plans	42
Asset Allocation Advice	26	Nonqualified Annuity Contracts	42
Tactical Asset Allocation Services	26	Diversification Requirements for Variable Annuities	43
Tactical Asset Allocation Risks	27	Ownership of the Investments	43
Access to your Money	27	Taxation of Death Benefit Proceeds	43
Systematic Withdrawals	28	Other Tax Considerations	43
Ownership Provisions	28	Treatment of Charges for Optional Death Benefits	43
Types of Ownership	28	Penalty Tax for Premature Distribution	43
Contract Owner	28	Puerto Rico Tax Considerations	44
Beneficiary	28	Non-Resident Aliens	44
Annuitant	29	Managed Separate Accounts	45
Death Benefit	29	The Travelers Growth and Income Stock Account	45
Death Proceeds before the Maturity Date	29	The Travelers Quality Bond Account	47
Payment of Proceeds	29	The Travelers Money Market Account	49
Beneficiary Contract Continuance	30	The Travelers Timed Growth and Income Stock
Planned Death Benefit	31	Account	51
Death Proceeds after the Maturity Date	31	The Travelers Timed Short-Term Bond Account	52
The Annuity Period	31	The Travelers Timed Aggressive Stock Account	54
Maturity Date	31	Investments at a Glance	55
Allocation of Annuity	32	Appendix A (Condensed Financial Information)	A-1
Variable Annuity	32	Appendix B (The Fixed Account)	B-1
Fixed Annuity	32	Appendix C (Contents of Statement of
Payment Options	33	Additional Information)	C-1
Election of Options	33
Annuity Options	33
Income Options	34
Variable Liquidity Benefit	34

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value – the Contract Value less any withdrawal charge and premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Participant — an individual participating under a group contract.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 457 or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option —a Subaccount of the Separate Account that invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Summary:
Travelers Universal Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account, sometimes called The Flexible Annuity Account, that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity or income options. You may receive annuity or income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income or Annuity Payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases;
(2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase a Qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a Qualified Contract, you may make additional payments of at least $20. For Nonqualified Contracts, the minimum initial Purchase Payment is $1,000, and $100 thereafter. No additional payments are allowed if the Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Who is the Contract issued to? If you purchase an individual contract, you are the Contract Owner. If a group “allocated” contract is purchased, we issue certificates to the individual participants. Where we refer to “you,” we are referring to the individual Contract Owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as “Contracts.”

We issue group contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar cost averaging, the CHART program, etc.). Your retirement plan provisions supercede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. Please refer to Appendix B for possible restrictions between the Fixed Account and the Variable Funding Options.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense (M&E) risk charge daily from the amounts you allocate to the Separate Account. We deduct the M&E at an annual rate of 1.25%. We also deduct a semiannual contract administrative charge of $15. Each Underlying Fund also charges for management costs, any applicable asset allocation fee and other expenses.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each Purchase Payment withdrawn if withdrawn within 5 years of the payment date.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 5% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives

(1) Due Proof of Death and (2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Tactical Asset Allocation Program. If allowed, you may elect to enter into a separate Tactical Asset Allocation services agreement with registered investment advisers who provide Tactical Asset Allocation services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the cash value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase Payments are allocated to the following funding options when you participate in the Tactical Asset Allocation Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Tactical Asset Allocation Program and applicable fees are fully described in a separate Disclosure Statement.
    Asset Allocation Advice. If allowed, you may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC (“CFS”), an affiliate of the Company, for the purpose of receiving asset allocation advice under CFS’s CHART Program. The CHART Program allocates all Purchase Payments among the CitiStreet Funds. The CHART Program and applicable fees are fully described in a separate disclosure statement.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

FEE TABLE

Accounts GIS, QB, MM, TGIS, TSB and TAS
Fund U and its Underlying Funds

The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See Charges and Deductions in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

Transaction Expenses

Contingent Deferred Sales Charge
(as a percentage of Purchase Payments withdrawn)
If withdrawn within 5 years after the Purchase Payment is made	5.00%
If withdrawn 5 or more years after the Purchase Payment is made	0%

Contract Administrative Charge

Semiannual Contract Administrative Charge	$15

Annual Separate Account Charges

Mortality and Expense Risk Charge
(as a percentage of average net assets of Managed Separate Accounts and Fund U)	1.25%

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses (Expenses that are deducted from fund assets, including management fees, distribution, and/or service (12b-1) fees, and other expenses.)	0.27%	2.15%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)
(as a percentage of average daily net assets of the funding option)

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account
for Variable Annuities (GIS)	0.64%	—	—	0.64%
Travelers Money Market Account for
Variable Annuities (MM)	0.32%	—	—	0.32%
Travelers Quality Bond Account for Variable
Annuities (QB)	0.32%	—	—	0.32%
Travelers Timed Aggressive Stock Account
for Variable Annuities (TAS)	0.35%	—	1.25%	1.60%
Travelers Timed Growth and Income Stock
Account for Variable Annuities (TGIS)	0.32%	—	1.25%	1.57%
Travelers Timed Short-Term Bond Account
for Variable Annuities (TSB)	0.32%	—	1.25%	1.57%
FUND U
Capital Appreciation Fund	0.81%	—	0.03%	0.84%(15)
Dreyfus Stock Index Fund — Initial Shares	0.25%	—	0.02%	0.27%
High Yield Bond Trust	0.55%	—	0.16%	0.71%(1)
Managed Assets Trust	0.56%	—	0.05%	0.61%(2)

AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B*	1.00%	0.25%	0.06%	1.31%
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I	0.45%	—	0.11%	0.56%
CitiStreet International Stock Fund — Class I	0.73%	—	0.17%	0.90%
CitiStreet Large Company Stock Fund — Class I	0.55%	—	0.15%	0.70%
CitiStreet Small Company Stock Fund — Class I	0.60%	—	0.16%	0.76%
CitiStreet Funds, Inc. **
CitiStreet Diversified Bond Fund — Class I	0.45%	—	1.36%	1.81%
CitiStreet International Stock Fund — Class I	0.73%	—	1.42%	2.15%
CitiStreet Large Company Stock Fund — Class I	0.55%	—	1.40%	1.95%
CitiStreet Small Company Stock Fund — Class I	0.60%	—	1.41%	2.01%
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	0.75%	—	0.09%	0.84%(3)
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	0.75%	—	0.06%	0.81%

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares*	0.53%	0.25%	0.31%	1.09%(4)
Mutual Shares Securities Fund — Class 2 Shares*	0.60%	0.25%	0.21%	1.06%(4)
Templeton Global Asset Allocation Fund — Class 1 Shares	0.62%	—	0.21%	0.83%(5)
Templeton Growth Securities Fund — Class 1 Shares	0.81%	—	0.06%	0.87%(6)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(11)
Fundamental Value Portfolio	0.75%	—	0.03%	0.78%(11)
Janus Aspen Series
International Growth Portfolio — Service Shares*	0.65%	0.25%	0.09%	0.99%(7)
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio*	0.75%	0.25%	0.42%	1.42%(8)
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	0.25%	—	0.41%	0.66%(9)
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares*	0.77%	0.25%	0.22%	1.24%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.12%	1.17%
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
Investors Fund — Class I	0.70%	—	0.11%	0.81%(10)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	0.76%	—	0.09%	0.85%(11)
MFS Mid Cap Growth Portfolio	0.86%	—	0.07%	0.93%(12)
Pioneer Fund Portfolio	0.81%	—	0.19%	1.00%(13)
Social Awareness Stock Portfolio	0.68%	—	0.10%	0.78%(14)
U.S. Government Securities Portfolio	0.38%	—	0.06%	0.44%(15)
Travelers Series Fund Inc.
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(16)
Salomon Brothers Strategic Total Return Bond Portfolio†	0.80%	—	0.44%	1.24%(17)
SB Adjustable Rate Income Portfolio — Class I	0.60%	0.25%	0.21%	1.06%(24)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.03%	0.83%(18)
Smith Barney International All Cap Growth Portfolio†	0.90%	—	0.10%	1.00%(17)
Smith Barney Large Cap Value Portfolio†	0.65%	—	0.03%	0.68%(16)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.05%	0.80%
Strategic Equity Portfolio	0.80%	—	0.03%	0.83%(16)
Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares*	0.60%	0.25%	0.09%	0.94%

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	0.48%	—	0.09%	0.57%(19)
Growth Portfolio — Initial Class	0.58%	—	0.09%	0.67%(20)
High Income Portfolio — Initial Class†	0.58%	—	0.12%	0.70%
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	0.53%	—	0.10%	0.63%(21)
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.10%	0.93%(22)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(23)

______________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     **   Includes 0.0125 CHART asset allocation fee.

     †   Closed to new investors.

     #   Expense reimbursements or waivers that are voluntary may be terminated at any time.

Notes

     (1)   Management fee includes an administration fee. The management fee has breakpoints. The management rates decrease as the Fund’s net assets increase. See prospectus for detailed information. Fund has a voluntary expense cap of 1.25%.

     (2)   Management fee includes Administration fee. No fees were waived during the period, nor was the Fund reimbursed for expenses. Fund operates under a voluntary expense cap of 1.25%.

     (3)   The Investment Adviser for the Delaware VIP REIT Series is Delaware Management Company (“DMC”). For the period May 1, 2001 through April 30, 2002, the adviser waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the adviser waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (4)   The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (5)   The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

     (6)   The Fund administration fee is paid indirectly through the management fee.

     (7)   Expenses for all Portfolios are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangements.

     (8)   The Fund maintains a voluntary expense cap of 1.25%.

     (9)   “Other Expenses” reflects a 0.25% administrative fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (10)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (11)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (12)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (13)   The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management fee also includes a 0.06% fee for administrative services.

     (14)   Management fee has breakpoints. The management rates decrease, as the Fund’s net assets increase. See prospectus for detailed information. Fund has a voluntary expense cap of 1.25%. The management fee also includes an administrative service fee.

     (15)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.25%.

     (16)   Fund has a voluntary expense cap of 1.25%.

     (17)   Fund has a voluntary expense cap of 1.50%.

     (18)   Fund has a voluntary expense cap of 1.00%.

     (19)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Equity Income Portfolio — Initial Class were 0.56%.

     (20)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Growth Portfolio — Initial Class were 0.61%.

     (21)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Asset Manager Portfolio — Initial Class were 0.61%.

     (22)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

  (23)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

  (24)   “Other Expenses” are based on estimated amounts for the current fiscal year.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002. The examples are based on the Funds’ Total Annual Operating Expenses before reimbursement, and do not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower. You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets, and the expenses shown in the table above. The examples also reflect the semiannual contract administrative charge.

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable Annuities (GIS)	706	1136	1592	2356	206	636	1092	2356
Travelers Money Market Account for Variable Annuities (MM)	674	1038	1427	2017	174	538	927	2017
Travelers Quality Bond Account for Variable Annuities (QB)	674	1038	1427	2017	174	538	927	2017
Travelers Timed Aggressive Stock Account for Variable Annuities (TAS)	802	1424	2071	3306	302	924	1571	3306
Travelers Timed Growth and Income Stock Account for Variable Annuities (TGIS)	799	1415	2056	3278	299	915	1556	3278
Travelers Timed Short-Term Bond Account for Variable Annuities (TSB)	799	1415	2056	3278	299	915	1556	3278
FUND U
Capital Appreciation Fund	726	1197	1694	2562	226	697	1194	2562
Dreyfus Stock Index Fund — Initial Shares	669	1023	1401	1963	169	523	901	1963
High Yield Bond Trust	713	1157	1628	2429	213	657	1128	2429
Managed Assets Trust	703	1127	1577	2325	203	627	1077	2325
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	773	1338	1929	3030	273	838	1429	3030

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I	698	1112	1551	2273	198	612	1051	2273
CitiStreet International Stock Fund — Class I	732	1215	1724	2623	232	715	1224	2623
CitiStreet Large Company Stock Fund — Class I	712	1154	1623	2419	212	654	1123	2419
CitiStreet Small Company Stock Fund — Class I	718	1172	1653	2481	218	672	1153	2481
CitiStreet Funds, Inc. **
CitiStreet Diversified Bond Fund — Class I	823	1486	2173	3501	323	986	1673	3501
CitiStreet International Stock Fund — Class I	856	1585	2335	3808	356	1085	1835	3808
CitiStreet Large Company Stock Fund — Class I	837	1527	2240	3629	337	1027	1740	3629
CitiStreet Small Company Stock Fund — Class I	843	1544	2268	3683	343	1044	1768	3683
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	726	1197	1694	2562	226	697	1194	2562
Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	723	1188	1679	2532	223	688	1179	2532
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares	751	1272	1820	2814	251	772	1320	2814
Mutual Shares Securities Fund — Class 2 Shares	748	1263	1805	2784	248	763	1305	2784
Templeton Global Asset Allocation Fund — Class 1 Shares	725	1194	1689	2552	225	694	1189	2552
Templeton Growth Securities Fund — Class 1 Shares	729	1206	1709	2593	229	706	1209	2593
Greenwich Street Series Fund
Appreciation Portfolio	719	1175	1658	2491	219	675	1158	2491
Fundamental Value Portfolio	720	1178	1663	2501	220	678	1163	2501
Janus Aspen Series
International Growth Portfolio — Service Shares	741	1242	1769	2714	241	742	1269	2714
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	784	1370	1983	3136	284	870	1483	3136
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	708	1142	1602	2377	208	642	1102	2377
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares	766	1317	1894	2962	266	817	1394	2962
Putnam VT Small Cap Value Fund — Class IB Shares	759	1296	1859	2893	259	796	1359	2893

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at the end of period shown

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	739	1236	1759	2694	239	736	1259	2694
Investors Fund — Class I	723	1188	1679	2532	223	688	1179	2532
Small Cap Growth Fund — Class I	772	1335	1924	3020	272	835	1424	3020
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	727	1200	1699	2573	227	700	1199	2573
MFS Mid Cap Growth Portfolio	735	1224	1739	2654	235	724	1239	2654
Pioneer Fund Portfolio	742	1245	1774	2724	242	745	1274	2724
Social Awareness Stock Portfolio	720	1178	1663	2501	220	678	1163	2501
U.S. Government Securities Portfolio	686	1075	1489	2146	186	575	989	2146
Travelers Series Fund Inc.
MFS Total Return Portfolio	725	1194	1689	2552	225	694	1189	2552
Salomon Brothers Strategic Total Return Bond Portfolio†	766	1317	1894	2962	266	817	1394	2962
SB Adjustable Rate Portfolio — Class I	748	1263	1805	2784	248	763	1305	2784
Smith Barney Aggressive Growth Portfolio	725	1194	1689	2552	225	694	1189	2552
Smith Barney International All Cap Growth Portfolio†	742	1245	1774	2724	242	745	1274	2724
Smith Barney Large Cap Value Portfolio†	710	1148	1612	2398	210	648	1112	2398
Smith Barney Large Capitalization Growth Portfolio	722	1184	1674	2522	222	684	1174	2522
Strategic Equity Portfolio	725	1194	1689	2552	225	694	1189	2552
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	736	1227	1744	2664	236	727	1244	2664
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	699	1115	1556	2283	199	615	1056	2283
Growth Portfolio — Initial Class	709	1145	1607	2388	209	645	1107	2388
High Income Portfolio — Initial Class†	712	1154	1623	2419	212	654	1123	2419
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	705	1133	1587	2346	205	633	1087	2346
Contrafund® Portfolio — Service Class 2	735	1224	1739	2654	235	724	1239	2654
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	737	1230	1749	2674	237	730	1249	2674

______________

     †   Closed to new investors.

     **   Includes 0.0125 CHART asset allocation fee.

CONDENSED FINANCIAL INFORMATION

See Appendix A.

THE ANNUITY CONTRACT

Travelers Universal Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully.

There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Contract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9406.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. Minimum Purchase Payment amounts are:

    IRAs: $1,000
    other tax-qualified retirement plans: $20 per participant (subject to plan requirements)
    Nonqualified Contracts: $1,000; minimum of $100 for subsequent payment

We will apply the initial Purchase Payment within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments received in good order within one business day, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

Administrative, Marketing and Support Service Fees. The Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of many of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Contracts.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. Aggregate fees relating to the different Funds may vary in amount and may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from an Underlying Fund’s assets as part of its Total Annual Operating Expenses. The arrangements may vary for each Underlying Fund.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable Annuities (GIS)	Seeks long-term accumulation of principal through capital appreciation and retention of net investment income. The Fund normally invests in the common stocks of large U.S. companies based on a quantative screening process and to mirror the overall risk, sector weightings and growth value style characteristics of the S&P 500 Index.	Travelers Asset Management International Company LLC (“TAMIC”)
Travelers Money Market Account for Variable Annuities (MM)	Seeks preservation of capital, a high degree of liquidity and high current income. The Fund normally invests in high quality U.S. dollar denominated money market instruments.	TAMIC
Travelers Quality Bond Account for Variable Annuities (QB)	Seeks current income, moderate capital volatility and total return. The Fund normally invests in investment-grade debt securities and money market instruments.	TAMIC
Travelers Timed Aggressive Stock Account for Variable Annuities (TAS)	Seeks growth of capital. The Fund normally invests in the common stocks of mid-sized U.S. companies using computer models that employ fundamental and technical criteria.	Travelers Investment Management Company (“TIMCO”)

Funding Option	Investment Objective	Investment Adviser/Subadviser

MANAGED SEPARATE ACCOUNTS (continued)
Travelers Timed Growth and Income Stock Account for Variable Annuities (TGIS)	Seeks long-term accumulation of principal through capital appreciation and retention of net investment income. The Fund normally invests in the common stocks of large U.S. companies, while maintaining a marketable portfolio of securities to accommodate market-timing moves.	TIMCO
Travelers Timed Short-Term Bond Account for Variable Annuities (TSB)	Seeks high current income with limited price volatility while maintaining a high degree of liquidity. The Fund normally invests in high quality fixed-income securities, so the Fund’s weighted average maturity is not expected to exceed 9 months.	TIMCO
FUND U
Capital Appreciation Fund	Seeks growth of capital. The Fund normally invests in equity securities of issuers of any size and in any industry.	TAMIC Subadviser: Janus Capital Corp. (“Janus Capital”)
Dreyfus Stock Index Fund — Initial Shares	Seeks to match the total return of the S&P 500 Index. The Fund normally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.	The Dreyfus Corporation Subadviser: Mellon Equity Associates
High Yield Bond Trust	Seeks high current income. The Fund normally invests in below investment-grade bonds and debt securities.	TAMIC
Managed Assets Trust	Seeks high total return. The Fund normally invests in equities, convertible and fixed-income securities. The Fund’s policy is to allocate investments among asset classes.	TAMIC Subadviser: TIMCO
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein Premier Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in equity securities of a relatively small number of intensely researched U.S. companies.	Alliance Capital Management L.P.
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I	Seeks maximum long term total return. The Fund normally invests in fixed income securities.	CitiStreet Funds Management LLC (“CitiStreet”) Subadviser: Western Asset Management Company; Salomon Brothers Asset Management (“SBAM”); and SSgA Funds Management (“SSgA”)
CitiStreet International Stock Fund — Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of established non-U.S. companies.	CitiStreet Subadviser: Bank of Ireland Asset Management (U.S.) Limited; Citigroup Asset Management Limited, and SSgA
CitiStreet Large Company Stock Fund — Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of large, well established companies.	CitiStreet Subadviser: Wellington Management Company; Smith Barney Fund Management LLC, and SSgA
CitiStreet Small Company Stock Fund — Class I	Seeks maximum long term total return. The Fund normally invests in the common stocks of small companies.	CitiStreet Subadviser: TCW Investment Management; TIMCO; and SSgA
Delaware VIP Trust
Delaware VIP REIT Series — Standard Class	Seeks to achieve maximum long term total return with capital appreciation as a secondary objective. The Fund normally invests in companies that manage a portfolio of real estate to earn profits for shareholders (REITS).	Delaware Management Company

Funding Option	Investment Objective	Investment Adviser/Subadviser

Dreyfus Variable Investment Fund
Dreyfus Variable Investment Fund — Developing Leaders Portfolio — Initial Shares	Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 Shares	Seeks long-term capital growth. The Fund normally invests in small capitalization companies.	Franklin Advisers, Inc.
Mutual Shares Securities Fund — Class 2 Shares	Seeks capital appreciation. Income is a secondary objective. The Fund normally invests in equity securities of companies believed to be undervalued.	Franklin Mutual Advisers, LLC
Templeton Global Asset Allocation Fund — Class 1 Shares	Seeks high total return. The Fund normally invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments and it may invest in high-yield, lower rated bonds.	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund — Class 1 Shares	Seeks long-term capital growth. The Fund normally invests in equity securities of companies located anywhere in the world, including the U.S. and emerging markets.	Templeton Global Advisors Limited
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long- term appreciation of capital. The Fund normally invests in equity securities of U.S. companies.	Smith Barney Fund Management LLC (“SBFM”)
Fundamental Value Portfolio	Seeks long-term capital growth. Current income is a secondary consideration. The Fund normally invests in common stocks, and common stock equivalents of companies, believed to be undervalued.	SBFM
Janus Aspen Series
International Growth Portfolio — Service Shares	Seeks long-term growth of capital. The Fund normally invests in securities of issuers from at least five countries, excluding the U.S.	Janus Capital
Lazard Retirement Series, Inc.
Lazard Retirement Small Cap Portfolio	Seeks long-term capital appreciation. The Fund normally invests in equity securities, principally common stocks, of relatively small U.S. companies that are believed to be undervalued based on their earnings, cash flow or asset values.	Lazard Asset Management, LLC
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Fund normally invests in intermediate maturity fixed income securities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Equity Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies outside the U.S.	Putnam Investment Management (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The Fund normally invests in the common stocks of U.S. companies believed to be undervalued in the market.	Putnam

Funding Option	Investment Objective	Investment Adviser/Subadviser

Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	SBAM
Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital. The Fund normally invests in the equity securities of companies with mid-size market capitalizations.	TAMIC Subadviser: TIMCO
MFS Mid Cap Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with medium market capitalization that are believed to have above average growth potential.	TAMIC Subadviser: MFS
Pioneer Fund Portfolio	Seeks reasonable income and capital growth. The Fund normally invests in equity securities that are carefully selected, reasonably priced securities.	TAMIC Subadviser: Pioneer Investment Management Inc.
Social Awareness Stock Portfolio	Seeks long term capital appreciation and retention of net investment income. The Fund normally invests in equity securities. The Fund seeks companies that meet certain investment criteria and social criteria.	SBFM
U.S. Government Securities Portfolio	Seeks current income, total return and high credit quality. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	TAMIC
Travelers Series Fund Inc.
MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: Massachusetts Financial Services (“MFS”)
Salomon Brothers Strategic Total Return Bond Portfolio†	Seeks total return. The Fund normally invests in a globally diverse portfolio of fixed-income securities.	TIA
SB Adjustable Rate Portfolio — Class I	Seeks high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates. The Fund normally invests in adjustable rate securities.	SBFM
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation. The Fund normally invests in common stocks of companies that are experiencing, or are expected to experience, growth in earnings.	SBFM
Smith Barney International All Cap Growth Portfolio†	Seeks total return on assets from growth of capital and income. The Fund normally invests in equity securities of foreign companies.	SBFM

Funding Option	Investment Objective	Investment Adviser/Subadviser

Travelers Series Fund Inc. (continued)
Smith Barney Large Cap Value Portfolio†	Seeks long-term growth of capital. Current income is a secondary objective. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long term growth of capital. The Fund normally invests in equities, or similar securities, of companies with large market capitalizations.	SBFM
Strategic Equity Portfolio	Seeks capital appreciation. The Fund normally invests in equity securities, primarily in common stocks of domestic issuers, and is not constrained to any particular investment style.	TIA Subadviser: Fidelity Management & Research Company (“FMR”)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc.
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	FMR
Growth Portfolio — Initial Class	Seeks capital appreciation. The Fund normally invests in common stocks believed to have above-average growth potential.	FMR
High Income Portfolio — Initial Class†	Seeks a high level of current income while also considering growth of capital. The Fund normally invests in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.	FMR
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term. The Fund normally invests by allocating assets among stocks, bonds and short-term instruments.	FMR
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

______________

     †   Closed to new investors.

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix B for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts the distribution of various reports to Contract Owners

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent and other costs of doing business

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a Purchase Payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from Purchase Payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first (“first in, first out”). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

(a)	any Purchase Payments to which no withdrawal charge applies then

(b)	any remaining free withdrawal allowance (as described below) after reduction by the amount of (a), then

(c)	any Purchase Payments to which withdrawal charges apply (on a first-in, first-out basis) and, finally

(d)	from any contract earnings

Unless we receive instructions to the contrary, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

    from death proceeds
    after the first Contract Year, upon election of an annuity payout (based upon life expectancy) or due to minimum distribution requirements

The withdrawal charge will be waived if:

    an annuity payout is begun
    an income option of at least three years’ duration (without right of withdrawal) is begun after the first contract year the participant under a group contract or Annuitant under an individual contract dies the participant under a group contract or Annuitant under an individual contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract the participant under a group Contract, or Annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the Contract Owner or participant, as provided in the plan the participant under a group contract, or Annuitant under an individual contract, under an IRA plan reaches age 70½, provided the certificate has been in effect five years or more the participant under a group contract, or Annuitant under an individual contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59½, provided the certificate or contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those participants under certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or Annuitant retires at normal retirement age (as defined by the Plan), provided the certificate or contract, as applicable has been in effect one year or more)
    the participant under a Section 457 deferred compensation plan retires and the certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service (“IRS”) rules for group contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a “public employer” in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract or for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) retires at normal retirement age (as defined by the plan) or terminates employment, provided that the Contract Owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company

Free Withdrawal Allowance

Beginning in the second Contract Year, you may withdraw up to 10% of the cash value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to all withdrawals. We reserve the right to not permit the provision on a full surrender.

Administrative Charge

We deduct a semiannual contract administrative charge of $15 in June and December of each year for each individual account maintained. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. This charge does not apply after an annuity payout has begun. This charge will not be deducted from amounts held in the Fixed Account.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge equals 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a surrender charge of 5% of the amounts withdrawn for the first five years following the initial Purchase Payment. Starting in year six, the variable liquidity benefit charge is zero. This charge is not assessed during the accumulation phase. (Please refer to “The Annuity Period” for a description of this benefit.)

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

Tactical Asset Allocation Services Fees

In connection with the Tactical Asset Allocation services provided to participants in Accounts TGIS, TSB and TAS, CitiStreet Financial Services LLC (“CFS”) receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. We deduct this fee daily from the assets of the Market Timed Accounts. CFS also charges a $30 Tactical Asset Allocation application fee.

Participants may discontinue Tactical Asset Allocation services at any time and avoid any subsequent fees for those services by transferring to a non-timed account. (See Tactical Asset Allocation Services.)

Managed Separate Accounts: Management and Fees

The investments and administration of each managed Separate Account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at an annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

The Travelers Investment Management Company (“TIMCO”) is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Cityplace, Hartford, Connecticut, and it is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Citigroup Inc., a bank services holding company. TIMCO provides investment management and advisory services to Accounts TAS, TGIS and TSB. The fees are as follows:

Account	Annual Management Fee

Account TAS	0.35% of average daily net assets
Account TGIS	0.3233% of average daily net assets
Account TSB	0.3233% of average daily net assets

Travelers Asset Management International Company LLC (“TAMIC”) is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Cityplace, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. TAMIC provides investment and management and advisory services to Accounts GIS, QB and MM.

Account	Annual Management Fee

Account GIS	0.65% of the first $500,000,000, plus
0.55% of the next $500,000,000, plus
0.50% of the next $500,000,000, plus
0.45% of the next $500,000,000, plus
0.40% of amounts over $2,000,000,000
(of Account GIS’s aggregate net asset value)
Account QB	0.3233% of average daily net assets
Account MM	0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

Annual Subadvisory Fee		Aggregate Net Asset Value Of The Account

0.45%	of the first	$700,000,000 plus
0.275%	of the next	$300,000,000 plus
0.25%	of the next	$500,000,000 plus
0.225%	of the next	$500,000,000 plus
0.20%	of amounts over	$2,000,000,000

TIMCO also acts as investment adviser or subadviser for:

    other investment companies used to fund variable products
    individual and pooled pension and profit-sharing accounts
    affiliated companies of The Travelers Insurance Company.

TAMIC also acts as investment adviser or subadviser for:

    other investment companies used to fund variable products
    individual and pooled pension and profit-sharing accounts and domestic insurance companies affiliated with The Travelers Insurance Company nonaffiliated insurance companies.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

        the total dollar amount being transferred
        the number of transfers you made within the previous three months whether your transfers follow a pattern designed to take advantage of short-term market fluctuations whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

        reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

There are no charges for transfers, however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since different Underlying Funds have different expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Asset Allocation Advice

You may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC, (“CFS”) an affiliate of the Company. For a fee, CFS provides asset allocation advice under its CHART Program®, which is fully described in a separate Disclosure Statement. The CHART Program may not be available in all marketing programs through which this Contract is sold.

TACTICAL ASSET ALLOCATION SERVICES

Accounts TGIS, TSB and TAS (“Market Timed Accounts”) are funding options available to individuals who have entered into Tactical Asset Allocation services agreements (“Tactical Asset Allocation agreements”) with registered investment advisers who provide Tactical Asset Allocation services (“registered investment advisers”). These agreements allow the registered investment advisers to act on your behalf by transferring all or a portion of your cash value units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

You may transfer account values from any of the Market Timed Accounts to any of the other funding options. However, if you are in a Market Timed Account, and transfer all current account values and direct all future allocations to a non-timed funding option, the Tactical Asset Allocation agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on your behalf. Partial withdrawals from the Market Timed Accounts do not affect the Tactical Asset Allocation agreements.

CFS, a registered investment adviser and an affiliate of the Company, provides Tactical Asset Allocation services for a fee. The fee equals 1.25% annually of the current value of the assets subject to the program. CFS also charges a $30 program application fee. If you terminate your Tactical Asset Allocation agreement and decide to reenter an agreement, the Tactical Asset Allocation fees will be reassessed, and a new $30 application fee will be charged by CFS.

We deduct the Tactical Asset Allocation fee from the assets of the Market Timed Accounts. Although the Tactical Asset Allocation agreements are between you and CFS, we are solely responsible for payment of the fee to CFS. On each Valuation Date, we deduct the amount necessary to pay the fee from each Market Timed Account and, in turn, pay that amount to CFS. This is the only payment method available to those who enter into Tactical Asset Allocation agreements. Individuals in the Market Timed Accounts may use unaffiliated market timing investment advisers with our approval and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Because the Tactical Asset Allocation services are provided according to individual agreements between you and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role for services or the related fees.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See Federal Tax Considerations.)

Tactical Asset Allocation Risks

If you invest in the Market Timed Accounts without a Tactical Asset Allocation agreement, you may bear a higher proportion of the expenses associated with Separate Account portfolio turnover. In addition, those who allocate amounts to these accounts without a Tactical Asset Allocation agreement will still have the Tactical Asset Allocation fees deducted on a daily basis. We intend to identify any such individuals and restore to their accounts, no less frequently than monthly, an amount equal to the deductions for the Tactical Asset Allocation fees. However, this restored amount will not reflect any investment experience of the fees deducted.

If you participate in a Tactical Asset Allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers who provide Tactical Asset Allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers, who provide Tactical Asset Allocation services, may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one Tactical Asset Allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one Tactical Asset Allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a higher portion of the expense for the transfer.

ACCESS TO YOUR MONEY

Under a group contract, before a participant’s Maturity Date, we will pay all or any portion of that participant’s Cash Surrender Value, that is, the cash value less any withdrawal charge and any premium tax not previously deducted, to the owner or participant, as provided in the plan. A group Contract Owner’s account may be surrendered for cash without the consent of any participant, as provided in the plan.

Under an individual contract, the Contract Owner may redeem all or any portion of the Cash Surrender Value any time before the Maturity Date. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The Cash Surrender Value will be determined as of the business day after we receive the surrender request at our Home Office. The cash value may be more or less than the Purchase Payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax-deferred annuity plans may not withdraw certain salary reduction amounts before reaching age 59½, unless withdrawn due to separation from service, death, disability or hardship. (See Federal Tax Considerations.)

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect this option, you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59½. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

DEATH BENEFIT

Death Proceeds before the Maturity Date

The following death benefit applies to all Contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans, prior withdrawals and any premium taxes due.

Individual Contract	Group Contract

If Annuitant dies on or after age 75, and before the Maturity Date:	If participant dies on or after age 75, and before the Maturity Date:
Amount paid: the cash value of the Contract	Amount paid: the participant’s interest under the Contract

If Annuitant dies before age 75, and before the Maturity Date:	If participant dies before age 75, and before the Maturity Date:
Amount paid: the greater of (1),(2) or (3) below:	Amount paid: the greatest of (1), (2) or (3) below:

(1) the cash value	(1) the participant’s interest

(2) total Purchase Payments	(2) the total Purchase Payments made on behalf of the participant

(3) the cash value on the most recent 5(th) multiple
   contract year anniversary (i.e., 5(th), 10(th), 15(th),
   etc.) less any withdrawals made since that
anniversary before we receive Due Proof of Death.	(3) the participant’s interest on the most recent 5(th) multiple Certificate year anniversary (i.e., 5(th),
10(th), 15(th), etc.) less any withdrawals made since that anniversary before we receive Due Proof of Death.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Owner (who is the Annuitant)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes
Annuitant (where owner is a nonnatural entity/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)
Beneficiary	No death proceeds are payable; Contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*

Owner / Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Beneficiary	No death proceeds are payable; Contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

_____________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump-sum. If the beneficiary chooses to continue the contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to “stretch” the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the time we receive Due Proof of Death (“Death Report Date”). The initial Contract Value of the continued Contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary's life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among payout options (annuity or income options) or elect a lump-sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are a series of periodic payments for a fixed period or a fixed amount. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 70th birthday for Qualified Contracts and the Annuitant’s 75th birthday for Nonqualified Contracts or ten years after the effective date of the Contract, if later. (For contracts issued in Florida and New York, the Maturity Date you elect may not be later than the Annuitant’s 90th birthday.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 85th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner’s attainment of age 70½ or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, your net investment rate corresponds to an annual interest rate of 3.5%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3.5%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3.5%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity or income option selection any time up to the Maturity Date. Once annuity or income payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 5 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See Annuity Options.)

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner/participant.

Annuity Options

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

Option 3 — Unit Refund Life Annuity. The Company will make Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

Option 4 — Joint and Last Survivor Life Annuity — No Refund. The Company will make Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor’s death.

Option 5 — Joint and Last Survivor Life Annuity — Annuity Reduces on Death of Primary Payee. The Company will make Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments that would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 — Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Income Options

Income payments are periodic payments made by the Company that are not based on the life of any person.

The Cash Surrender Value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the Cash Surrender Value during the accumulation phase, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining Cash Surrender Value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the Cash Surrender Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period. We will make payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Surrender Value applied under this option divided by the number of remaining payments.

Option 3 — Investment Income. We will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Surrender Value under this option over the amount applied under this option. No payment will be made if the Cash Surrender Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See Federal Tax Considerations.) This option will generally be inappropriate under federal tax law for periods that exceed the participant’s attainment of age 70½.

Variable Liquidity Benefit

This benefit is only offered with the income option Payments for a Fixed Period.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the Contract Specifications page multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

Generally, there is no right to return for group contracts/certificates, including Contracts issued under the Texas Optional Retirement Program.

We will determine the cash value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination of Individual Contract

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, unless otherwise specified by state law, we reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $500 and no Purchase Payments have been made for at least three years. Termination will not occur until 31 days after we have mailed notice of termination to the Contract Owner’s last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge.

Termination of Group Contract or Account

Termination by Owner — If an owner or a participant terminates an account, in whole or in part, while the Contract remains in effect, and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated, and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant’s interest either as instructed by the owner or the participant, or under one of the options described under Options in the Event of Termination of a Participant.

Termination by Participant — If a participant terminates an individual account, in whole or in part, while the Contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant or transferred to any other funding vehicle, we will pay or transfer the Cash Surrender Value of the terminated account.

Termination by the Company and Termination Amount — If the cash value in a participant’s individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, we reserve the right to terminate that account, and to move the cash value of that participant’s individual account to the owner’s account.

If the plan does not allow for this movement to the owner’s account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

there is no cash value in any participant’s individual account and the cash value of the owner’s account, if any, is less than $500 and the premium has not been paid for at least three years

If this Contract is terminated, the cash value of the owner’s account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after we have mailed notice of termination to the group Contract Owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

Options in the Event of Termination of a Participant — In the event that, before a participant’s Maturity Date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant’s interest may elect:

if that participant is at least 50 years of age, to have that participant’s interest applied to provide an annuity option or an income option.

if the Contract is continued, to have that participant’s interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the Maturity Date).

to have the owner or that participant, as provided in the plan, receive that participant’s interest in cash.

if that participant becomes a participant under another group contract of this same type that is in effect with us, to transfer that participant’s interest to that group contract.

to make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan will be moved to the owner’s account.

Automatic Benefit — In the event of termination, unless otherwise provided in the Plan, a participant’s interest will continue as a paid-up deferred annuity in accordance with option 2 above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the owner or to that participant, as provided in the plan.

Annuity Payments — Termination of this Contract or the plan will not affect payments being made under any annuity option, which began before the date of termination.

Distribution from One Account to Another Account

Under a group contract, the owner may, as provided for in the plan, distribute the cash value from the owner’s account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner’s account without a charge.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Change of Contract

For group contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the termination amount (see Termination of Contract or Account), the amount of certain charges and deductions, the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners’ accounts and individual accounts under the Contract, to only the owners’ accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

Assignment

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

OTHER INFORMATION

The Insurance Company

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the insurance company and for the Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

Distribution and Principal Underwriting Agreement. Travelers Distribution LLC (“TDLLC”) serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

Compensation. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and 2% annually of average account value (if asset based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), Morgan Stanley, Merrill Lynch, NFP Securities, Inc., Piper Jaffray, Primerica Financial Services, Inc., Prudential Securities, and Citigroup Global Markets. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

Tower Square Securities. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. (“Tower Square”), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Contract to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Contracts may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

CitiStreet LLC. The Company has entered into an agreement with CitiStreet LLC (“CitiStreet”), an affiliate of the Company, whereby the Company pays CitiStreet fees in connection with CitiStreet’s provision of certain administrative, recordkeeping, marketing and support services in support of annuity contracts purchased from the Company in connection with Section 401(a), 401(k), 403(b), 457(b) and 408(b) plans. The Company will also provide compensation to CitiStreet LLC in connection with the sale of the Contracts to such plans.

Conformity with State and Federal Laws

The laws of the state in which we deliver a contract govern that contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Fund U. In accordance with our view of present applicable law, we will vote shares of the Underlying Funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the Underlying Funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

Accounts GIS, QB, MM, TGIS, TSB and TAS. Contract Owners participating in Accounts GIS, QB, MM, TGIS, TSB or TAS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners’ approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners’ approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Contract Owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days’ written notice of the meeting will be given.

Votes for which participants under a group contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Company.

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse effect on the ability of the Company to meet its obligations under the applicable contract.

THE SEPARATE ACCOUNTS

The Separate Accounts

Two different types of Separate Accounts are available to fund the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U’s assets are invested exclusively in the shares of the Underlying Funds.

The second type of Separate Account available under the Contract, the “managed Separate Accounts,” (Accounts GIS, QB, MM, TGIS, TSB and TAS) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed Separate Accounts are invested directly in securities such as stocks, bonds or money market instruments that are compatible with the stated investment policies of each Separate Account. Each of the Separate Accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

The Separate Accounts were established on the following dates: Fund U — May 16, 1983; Account GIS — September 22, 1967; Account QB — July 29, 1974; Account MM — December 29, 1981; Accounts TGIS and TSB — October 30, 1986; and Account TAS — January 2, 1987.

We hold the assets for the exclusive benefit of the owners of the Separate Accounts, according to the laws of the State of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Accounts, are in accordance with the Contracts, credited to or charged against the Separate Accounts without regard to other income, gains or losses of the Company. The assets held by the Separate Accounts are not chargeable with liabilities arising out of any other business that we may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

For each managed Separate Account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value.

Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, the Company may advertise several types of historical performance for the funding options of Fund U. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS and Fund U, calculated in a manner prescribed by the SEC, as well as the nonstandardized total returns, as described below.

Standardized Method. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the semiannual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the semiannual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For funding options that were in existence before they became available under the Separate Account, the nonstandardized average annual total returns will reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (“Code”) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

Tax-Free Exchanges: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified and Nonqualified

Qualified Annuity Contracts

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of qualified contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to qualified annuity contracts will be subject to minimum distribution rules as provided by the Code and described below.

Taxation of Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70½. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70½ or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

Minimum Distributions for Beneficiaries: When a death benefit becomes due upon the death of the owner and/or annuitant, a lump sum may be taken, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death, or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

Nonqualified Annuity Contracts

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a Separate Account must meet specific diversification standards. Nonqualified variable annuity contracts shall not be treated as an annuity for Federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a nonqualified Contract because of the death of an owner or annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

Other Tax Considerations

Treatment of Charges for Optional Death Benefits

The Contract may provide one or more optional enhanced death benefits that in some cases may exceed the greater of purchase price or the contract value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced death benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

Penalty Tax for Premature Distributions

For both qualified and nonqualified Contracts, taxable distributions taken before the contract owner has reached the age of 59½ will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the contract owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

MANAGED SEPARATE ACCOUNTS

As described earlier in this prospectus, there are various funding options available to you under your Universal Annuity Contract. You may select from several Variable Funding Options, which are described in detail in separate prospectuses. In addition, you may choose to invest in one or more of the managed Separate Accounts (the “Accounts”) also offered through your Contract. Detailed information regarding these Accounts such as investment objectives, investment techniques, risk factors and management of the Accounts, is provided below. Not all funding options or Accounts may be available to you. Please refer to your Contract. There can be no assurance that the Accounts’ investment objectives will be achieved.

The Travelers Growth and Income Stock Account
for Variable Annuities (Account GIS)

Investment Adviser: TAMIC

Subadviser: TIMCO

Portfolio Manager: Sandip Bhagat

Investment Objective: Long-term accumulation of principal through capital appreciation and retention of net investment income.

Key Investments: Common stock of large U.S. companies.

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    fixed-income securities such as bonds and notes, including U.S. Government securities exchange-traded stock index futures
    covered call options, put options
    foreign securities

For a complete list of all investments available to Account GIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

Principal Risk Factors: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

Fundamental Investment Policies

The fundamental investment policies of Account GIS permit it to:

1.	invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

2.	borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

3.	purchase interests in real estate represented by securities for which there is an established market

4.	make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

5.	acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer)

6.	make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts and

7.	invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933)

The Travelers Quality Bond Account
for Variable Annuities (Account QB)

Investment Adviser: TAMIC

Portfolio Manager: F. Denney Voss

Investment Objective: Current income, moderate capital volatility and total return.

Key Investments: Investment grade debt securities and money market instruments.

Selection Process: The Account normally invests at least 80% of its assets in investment-grade bonds and debt securities (“80% investment policy”). Investment-grade bonds are those rated within the three highest categories by Standard & Poors Ratings Group, Moody’s Investors Service, Inc., or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the adviser. The adviser expects that the Fund’s investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account’s total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    treasury bills
    repurchase agreements
    commercial paper
    certificates of deposit
    banker’s acceptances
    bonds, notes, debentures
    convertible securities
    when-issued securities
    interest rate future contracts

Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account’s 80% investment policy.

For a complete list of all investments available to Account QB, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the Investments, Practices and Risks section of this prospectus.

Fundamental Investment Policies

The fundamental investment policies of Account QB permit it to:

1.	invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit)

2.	borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes

3.	purchase interests in real estate represented by securities for which there is an established market

4.	make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors

5.	acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer) and

6.	make purchases on margin in the form of short-term credits that are necessary for the clearance of transactions, and place up to 5% of its net asset value in total margin deposits for positions in futures contracts

The Travelers Money Market Account
for Variable Annuities (Account MM)

Investment Adviser: TAMIC

Portfolio Manager: Emil J. Molinaro, Jr.

Investment Objective: Preservation of capital, a high degree of liquidity and high current income.

Key Investments: Money market instruments.

Selection Process: The Account is a “money market” Account that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Account’s manager selects from the following or other similar investments, as described in the Investments at a Glance table at the end of this section and in the SAI.

Commercial Paper and Short-Term Corporate Debt	Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs. These debt securities are issued with maturities of more than 9 months. The Account may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. Government Money Market Securities	These are short-term debt instruments issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency’s right to borrow from the U.S. Treasury under certain circumstances. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

Credit and Liquidity Enhancements	Enhancements include letters of credit, guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Account to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund’s share price.

Put Features	Entitle the holder to put or sell a security back to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Account may accept a lower rate of interest. The Account evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider’s creditworthiness affects the credit quality of the investment.

Variable and Floating Rate Securities	Have interest rates that adjust periodically, which may be either at specific intervals or whenever an external benchmark rate changes. Interest-rate adjustments are designed to help maintain a stable price for the security.

Repurchase Agreements	These agreements permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

Principal Risk Factors

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account’s short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account’s securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account’s investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Account investments may be unprofitable in a time of sustained high inflation. In addition, the Account’s investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

Fundamental Investment Policies

The fundamental investment policies of Account MM permit it to:

1.	invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction

2.	invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof

3.	acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

4.	borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM’s assets (including the amount borrowed) and

5.	pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM’s assets.

The Travelers Timed Growth and Income Stock Account
For Variable Annuities (Account TGIS)

Investment Adviser: TIMCO

Portfolio Managers: Sandip Bhagat

Investment Objective: Long-term accumulation of principal through capital appreciation and retention of net investment income.

Key Investments: Common stock of large U.S. companies.

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor’s 500 Stock Index (“S&P 500”). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account TGIS will also use exchange-traded financial futures contracts to facilitate market-timed moves, and as a hedge to protect against changes in stock prices or interest rates. Account TGIS, to a lesser extent, may invest in other securities. These additional investments include, but are not limited to, the following:

    fixed-income securities such as bonds and notes including U.S. Government securities covered call options, put options
    foreign securities

For a complete list of all investments available to Account TGIS, please refer to the Investments at a Glance table at the end of this section and in the SAI.

Principal Risk Factors: Account TGIS is most subject to equities risk and market-timing risk. For a complete discussion of these and other risks carried by the investments of Account TGIS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TGIS.

Fundamental Investment Policies

The fundamental investment policies of Account TGIS are the same as Account GIS. (See Account GIS — Fundamental Investment Policies.)

The Travelers Timed Short-Term Bond Account
For Variable Annuities (Account TSB)

Investment Adviser: TIMCO

Portfolio Manager: Emil Molinaro, Jr.

Investment Objective: High current income with limited price volatility while maintaining a high degree of liquidity.

Key Investments: High quality fixed-income securities.

Selection Process: The Account normally invests at least 80% of its assets in high quality U.S. dollar denominated instruments (“80% investment policy”). High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The weighted average maturity of the portfolio is not expected to exceed 9 months. The Account’s manager selects from the following or other similar investments, as described in the Investments at a Glance table at the end of this section and in the SAI.

80% Investment Policy: The Account will notify shareholders at least 60 days prior to changing its 80% investment policy.

Commercial Paper And Short-Term Corporate Debt	Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds rated at least AA with final maturities of 18 months or less at time of purchase.

U.S. Government Securities	These are short-term debt instruments issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency’s right to borrow from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

Repurchase Agreements	Permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

Principal Risk Factors

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account’s short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account’s securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account’s investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Fundamental Investment Policies

The fundamental investment policies of Account TSB permit it to:

1.	invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction

2.	invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

3.	acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities)

4.	borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB’s assets (including the amount borrowed) and

5.	pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB’s assets.

The Travelers Timed Aggressive Stock Account
For Variable Annuities (Account TAS)

Investment Adviser: TIMCO

Portfolio Manager: Sandip Bhagat

Investment Objective: Growth of capital

Key Investments: Common stock of mid-size U.S. companies

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). In selecting investments for the portfolio, TIMCO identifies stocks that appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index. Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account TAS may invest in smaller or larger companies without limitation. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    convertible securities
    rights and warrants
    foreign securities
    illiquid securities
    money market instruments
    call or put options

In addition, Account TAS will use exchange-traded futures contracts to facilitate market-timed moves. For a complete list of all investments available to Account TAS, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account TAS is most subject to equities risk, including smaller companies risk, and market-timing risk. For a complete discussion of these types of risk as well as other risks carried by the investments of Account TAS, please refer to the Investments, Practices and Risks section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TAS.

Fundamental Investment Policies

The fundamental investment policies of Account TAS permit it to:

1.	invest up to 5% of its assets in the securities of any one issuer

2.	borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes

3.	pledge up to 10% of its assets to secure borrowings

4.	invest up to 25% of its assets in the securities of issuers in the same industry and

5.	invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available

INVESTMENTS AT A GLANCE

Each Account invests in various instruments subject to its particular investment policies. The Accounts invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.

Investment Techniques	GIS	MM	QB	TAS	TGIS	TSB
Affiliated Bank Transactions
American Depositary Receipts	X		X	X	X
Asset-Backed Mortgage Securities	X		X	X	X
Bankers Acceptances	X	X	X	X	X	X
Buying Put and Call Options	X			X	X
Certificates of Deposit	X	X	X	X	X	X
Commercial Paper	X	X	X	X	X	X
Convertible Securities	X		X	X
Corporate Asset-Backed Securities	X		X	X	X	X
Debt Securities	X	X	X	X	X	X
Emerging Market Securities
Equity Securities	X		X	X	X
Floating & Variable Rate Instruments	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X
Forward Contracts on Foreign Currency
Futures Contracts	X		X	X	X
Illiquid Securities	X	X	X	X	X	X
Indexed Securities			X		X	X
Index Futures Contracts	X		X	X	X
Investment Company Securities
Investment in Unseasoned Companies	X		X	X	X
Lending Portfolio Securities
Letters of Credit	X		X	X	X
Loan Participations
Money Market Instruments	X	X	X	X	X	X
Options on Foreign Currencies
Options on Index Futures Contracts	X		X	X	X	X
Options on Stock Indices	X				X
Other Direct Indebtedness		X
Real Estate-Related Instruments	X		X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X		X	X	X
Short Sales “Against the Box”
Short-Term Money Market Instruments	X	X	X	X	X	X
Swap Agreements
Temporary Bank Borrowing	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X
Variable Amount Master Demand Notes	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities	X		X	X	X
Writing Covered Call Options	X			X	X

APPENDIX A — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

The following tables provide the Accumulation Unit Value information for the variable charge of 1.25% = (Standard Death Benefit).

1.25% M&E, $15 semiannual administrative charge

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Capital Appreciation Fund (Qualified) (12/87)	2002	5.151	3.811	112,917,479
	2001	7.058	5.151	128,046,604
	2000	9.148	7.058	136,178,399
	1999	6.033	9.148	131,074,825
	1998	3.779	6.033	104,732,013
	1997	3.034	3.779	84,249,946
	1996	2.396	3.034	64,313,961
	1995	1.779	2.396	46,001,247
	1994	1.892	1.779	40,159,839
	1993	1.665	1.892	30,002,734
	1992	1.433	1.665	16,452,751

Capital Appreciation Fund (Nonqualified) (12/87)	2002	5.342	3.952	7,287,601
	2001	7.319	5.342	9,708,506
	2000	9.487	7.319	12,230,700
	1999	6.257	9.487	11,805,266
	1998	3.920	6.257	11,574,317
	1997	3.146	3.920	9,790,619
	1996	2.485	3.146	7,880,742
	1995	1.845	2.485	4,452,835
	1994	1.962	1.845	3,605,182
	1993	1.727	1.962	2,824,437
	1992	1.487	1.727	1,019,857

Dreyfus Stock Index Fund (1/92)	2002	2.878	2.207	153,048,245
	2001	3.319	2.878	164,059,330
	2000	3.704	3.319	167,537,774
	1999	3.110	3.704	168,819,126
	1998	2.456	3.110	147,530,630
	1997	1.870	2.456	109,316,975
	1996	1.546	1.870	66,097,845
	1995	1.144	1.546	43,246,729
	1994	1.148	1.144	31,599,969

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Dreyfus Stock Index Fund (continued)	1993	1.064	1.148	26,788,975
	1992	1.000	1.064	12,089,171

High Yield Bond Trust (Qualified) (12/87)	2002	3.818	3.944	7,239,826
	2001	3.530	3.818	6,818,699
	2000	3.539	3.530	5,541,335
	1999	3.432	3.539	6,318,997
	1998	3.261	3.432	6,959,458
	1997	2.833	3.261	6,673,442
	1996	2.472	2.833	5,311,906
	1995	2.167	2.472	4,592,111
	1994	2.222	2.167	4,708,453
	1993	1.974	2.222	5,065,683
	1992	1.767	1.974	4,730,040

High Yield Bond Trust (Nonqualified) (12/87)	2002	3.858	3.985	813,492
	2001	3.566	3.858	913,547
	2000	3.576	3.566	763,446
	1999	3.468	3.576	897,624
	1998	3.295	3.468	1,010,743
	1997	2.863	3.295	973,305
	1996	2.498	2.863	667,125
	1995	2.189	2.498	508,757
	1994	2.245	2.189	584,751
	1993	1.994	2.245	602,989
	1992	1.785	1.994	427,749

Managed Assets Trust (Qualified) (12/87)	2002	4.584	4.138	42,278,690
	2001	4.890	4.584	47,257,058
	2000	5.033	4.890	50,788,460
	1999	4.462	5.033	54,962,744
	1998	3.720	4.462	53,900,099
	1997	3.105	3.720	53,840,612
	1996	2.763	3.105	55,152,471
	1995	2.201	2.763	57,085,309
	1994	2.281	2.201	58,355,494
	1993	2.111	2.281	63,537,832
	1992	2.034	2.111	65,925,187

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Managed Assets Trust (Nonqualified) (12/87)	2002	4.934	4.453	4,104,748
	2001	5.264	4.934	5,225,058
	2000	5.417	5.264	5,689,717
	1999	4.802	5.417	6,247,877
	1998	4.004	4.802	5,958,414
	1997	3.342	4.004	5,163,947
	1996	2.975	3.342	4,684,442
	1995	2.369	2.975	4,141,157
	1994	2.455	2.369	4,813,034
	1993	2.273	2.455	4,489,322
	1992	2.189	2.273	4,120,447

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B (5/01)	2002	0.856	0.585	2,555,550
	2001	1.000	0.856	848,693

CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I (6/93)	2002	1.637	1.762	202,596,628
	2001	1.551	1.637	223,788,825
	2000	1.398	1.551	144,750,526
	1999	1.456	1.398	163,821,569
	1998	1.352	1.456	170,066,956
	1997	1.221	1.352	159,728,032
	1996	1.221	1.221	137,075,188
	1995	1.010	1.221	101,376,422
	1994	1.085	1.010	70,927,733
	1993	1.000	1.085	25,466,509

CitiStreet International Stock Fund — Class I (5/93)	2002	1.666	1.278	157,090,552
	2001	2.147	1.666	157,226,415
	2000	2.364	2.147	124,881,600
	1999	1.806	2.364	147,993,706
	1998	1.592	1.806	161,689,822
	1997	1.534	1.592	143,959,193
	1996	1.274	1.534	121,895,846
	1995	1.084	1.274	70,364,454
	1994	1.180	1.084	47,095,715
	1993	1.000	1.180	16,943,798

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

CitiStreet Large Company Stock Fund —
Class I (6/93)	2002	1.683	1.282	203,063,963
	2001	2.022	1.683	199,593,964
	2000	2.408	2.022	172,083,988
	1999	2.445	2.408	176,542,224
	1998	2.143	2.445	187,872,118
	1997	1.647	2.143	185,895,286
	1996	1.354	1.647	170,552,375
	1995	0.990	1.354	137,330,147
	1994	1.012	0.990	100,081,555
	1993	1.000	1.012	37,136,233

CitiStreet Small Company Stock Fund —
Class I (5/93)	2002	2.047	1.542	93,220,050
	2001	2.041	2.047	100,583,198
	2000	1.877	2.041	143,472,873
	1999	1.390	1.877	181,955,240
	1998	1.541	1.390	187,717,148
	1997	1.460	1.541	162,145,977
	1996	1.526	1.460	122,877,399
	1995	1.168	1.526	103,824,182
	1994	1.079	1.168	73,837,797
	1993	1.000	1.079	27,011,473

Dreyfus Variable Investment Fund
Small Cap Portfolio — Initial Shares (5/98)	2002	1.085	0.867	47,369,020
	2001	1.171	1.085	38,640,850
	2000	1.046	1.171	30,292,993
	1999	0.860	1.046	8,736,573
	1998	1.000	0.860	4,814,869

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2 (5/01)	2002	0.929	0.654	1,397,130
	2001	1.000	0.929	499,835

Templeton Global Asset Allocation Fund —
Class 1 (1/92)	2002	2.331	2.207	59,225,975
	2001	2.615	2.331	67,658,190
	2000	2.640	2.615	76,624,552
	1999	2.176	2.640	88,550,617

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Templeton Global Asset Allocation Fund — Class 1
(continued)	1998	2.070	2.176	105,823,749
	1997	1.815	2.070	124,603,105
	1996	1.546	1.815	113,808,987
	1995	1.277	1.546	107,468,938
	1994	1.333	1.277	103,406,989
	1993	1.070	1.333	51,892,645
	1992	1.000	1.070	13,888,462

Templeton Global Income Securities Fund —
Class 1 (1/92)	2002	1.417	1.693	—
	2001	1.399	1.417	6,108,990
	2000	1.345	1.399	6,528,329
	1999	1.447	1.345	7,676,157
	1998	1.367	1.447	9,862,746
	1997	1.351	1.367	10,501,579
	1996	1.250	1.351	10,260,252
	1995	1.101	1.250	10,536,435
	1994	1.172	1.101	10,185,995
	1993	1.065	1.172	8,013,975
	1992	1.000	1.065	3,477,470

Templeton Growth Securities Fund — Class 1 (1/92)	2002	2.924	2.359	107,999,132
	2001	2.990	2.924	121,148,360
	2000	2.819	2.990	132,342,348
	1999	2.211	2.819	144,148,362
	1998	2.211	2.211	164,479,451
	1997	2.001	2.211	180,875,987
	1996	1.655	2.001	154,614,154
	1995	1.338	1.655	122,960,800
	1994	1.385	1.338	101,461,716
	1993	1.047	1.385	43,847,436
	1992	1.000	1.047	10,432,914

Greenwich Street Series Fund
Appreciation Portfolio (5/02)	2002	1.000	0.846	876,855

Fundamental Value Portfolio (5/01)	2002	0.921	0.716	21,690,834
	2001	1.000	0.921	10,466,261

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Janus Aspen Series
International Growth Portfolio — Service Shares (5/01)	2002	0.834	0.611	1,992,686
	2001	1.000	0.834	767,684

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares (5/01)	2002	0.858	0.698	2,779,812
	2001	1.000	0.858	860,189

Putnam VT Small Cap Value Fund — Class IB Shares (5/01)	2002	1.090	0.879	23,342,138
	2001	1.000	1.090	11,993,138

Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I (5/01)	2002	0.945	0.699	16,640,804
	2001	1.000	0.945	11,454,930

Investors Fund — Class I (5/01)	2002	0.916	0.696	4,408,473
	2001	1.000	0.916	2,700,117

Small Cap Growth Fund — Class I (5/01)	2002	0.971	0.626	1,495,493
	2001	1.000	0.971	508,252

The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio (5/98)	2002	1.272	1.076	29,242,637
	2001	1.342	1.272	25,278,517
	2000	1.165	1.342	20,156,506
	1999	1.040	1.165	2,428,698
	1998	1.000	1.040	1,388,007

MFS Mid Cap Growth Portfolio (5/01)	2002	0.776	0.392	5,435,082
	2001	1.000	0.776	2,867,666

Social Awareness Stock Portfolio (5/92)	2002	2.661	1.975	15,983,693
	2001	3.195	2.661	17,249,885
	2000	3.251	3.195	17,315,383
	1999	2.842	3.251	17,998,888
	1998	2.176	2.842	13,304,950
	1997	1.731	2.176	9,539,133

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Social Awareness Stock Portfolio (continued)	1996	1.461	1.731	6,355,111
	1995	1.109	1.461	4,840,885
	1994	1.153	1.109	3,498,916
	1993	1.086	1.153	2,920,464
	1992	1.000	1.086	1,331,885

U.S. Government Securities Portfolio (1/92)	2002	1.791	2.010	57,617,140
	2001	1.714	1.791	31,721,264
	2000	1.517	1.714	24,809,824
	1999	1.602	1.517	27,101,315
	1998	1.472	1.602	36,339,225
	1997	1.323	1.472	22,809,036
	1996	1.321	1.323	19,054,429
	1995	1.074	1.321	21,338,806
	1994	1.153	1.074	22,709,043
	1993	1.066	1.153	22,142,424
	1992	1.000	1.066	8,566,148

Utilities Portfolio (2/94)	2002	1.813	1.249	12,848,343
	2001	2.384	1.813	16,856,879
	2000	1.943	2.384	16,838,824
	1999	1.969	1.943	15,035,212
	1998	1.686	1.969	16,377,929
	1997	1.363	1.686	12,539,047
	1996	1.284	1.363	13,258,249
	1995	1.005	1.284	11,917,700
	1994	1.000	1.005	5,739,775

Travelers Series Fund Inc.
Strategic Equity Portfolio (2/95)	2002	2.404	1.577	40,014,581
	2001	2.810	2.404	45,323,782
	2000	3.480	2.810	45,021,396
	1999	2.664	3.480	37,607,862
	1998	2.091	2.664	31,613,033
	1997	1.640	2.091	19,535,233
	1996	1.284	1.640	10,808,561
	1995	1.000	1.284	2,498,303

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

MFS Total Return Portfolio (2/95)	2002	2.073	1.940	37,930,887
	2001	2.099	2.073	31,890,733
	2000	1.822	2.099	24,307,183
	1999	1.798	1.822	23,142,389
	1998	1.630	1.798	22,751,440
	1997	1.362	1.630	14,655,213
	1996	1.205	1.362	7,302,057
	1995	1.000	1.205	2,733,609

Putnam Diversified Income Portfolio (3/95)	2002	1.289	1.348	—
	2001	1.252	1.289	5,511,538
	2000	1.273	1.252	5,639,063
	1999	1.275	1.273	6,580,248
	1998	1.282	1.275	7,549,029
	1997	1.206	1.282	5,170,756
	1996	1.128	1.206	2,374,774
	1995	1.000	1.128	774,330

Salomon Brothers Strategic Total Return Bond
Fund (3/95)	2002	1.539	1.646	274,333
	2001	1.464	1.539	298,023
	2000	1.403	1.464	204,663
	1999	1.446	1.403	193,477
	1998	1.487	1.446	239,757
	1997	1.402	1.487	222,251
	1996	1.195	1.402	242,281
	1995	1.000	1.195	161,842

Smith Barney Aggressive Growth Portfolio (5/01)	2002	0.946	0.629	26,371,596
	2001	1.000	0.946	11,836,932

Smith Barney High Income Portfolio (3/95)	2002	1.225	1.170	—
	2001	1.289	1.225	2,667,071
	2000	1.419	1.289	2,505,183
	1999	1.400	1.419	2,379,162
	1998	1.412	1.400	2,256,378
	1997	1.256	1.412	1,306,786
	1996	1.124	1.256	552,595
	1995	1.000	1.124	137,755

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Smith Barney International All Cap Growth
Portfolio (2/95)	2002	1.193	0.875	17,421,508
	2001	1.755	1.193	20,784,495
	2000	2.332	1.755	19,849,422
	1999	1.408	2.332	11,828,513
	1998	1.339	1.408	8,375,884
	1997	1.321	1.339	7,634,378
	1996	1.137	1.321	5,777,413
	1995	1.000	1.137	592,682

Smith Barney Large Cap Value Portfolio (2/95)	2002	2.001	1.474	13,428,790
	2001	2.207	2.001	15,355,264
	2000	1.975	2.207	12,672,102
	1999	1.999	1.975	13,364,863
	1998	1.843	1.999	13,037,850
	1997	1.474	1.843	10,871,165
	1996	1.246	1.474	6,133,368
	1995	1.000	1.246	1,747,341

Smith Barney Large Capitalization Growth
Portfolio (5/01)	2002	0.908	0.675	2,526,696
	2001	1.000	0.908	995,768

Variable Insurance Products Fund
Equity Income Portfolio — Initial Class (7/93)	2002	2.464	2.021	145,200,703
	2001	2.626	2.464	163,252,519
	2000	2.452	2.626	174,162,199
	1999	2.335	2.452	216,707,783
	1998	2.118	2.335	243,963,799
	1997	1.674	2.118	237,049,548
	1996	1.484	1.674	205,636,010
	1995	1.112	1.484	153,542,685

Growth Portfolio — Initial Class (1/92)	2002	2.943	2.031	228,718,721
	2001	3.619	2.943	261,638,873
	2000	4.117	3.619	285,710,512
	1999	3.033	4.117	301,815,334
	1998	2.201	3.033	295,980,481
	1997	1.805	2.201	289,001,967

Accumulation Unit Values (in dollars)

1.25% M&E, $15 semiannual administrative charge (continued)

Portfolio Name	Year	Unit Value at Beginning of Year	Unit Value at End of Year	Number of Units Outstanding at End of Year

Growth Portfolio — Initial Class (continued)	1996	1.594	1.805	274,892,066
	1995	1.192	1.594	229,298,932

High Income Portfolio — Initial Class (2/92)	2002	1.382	1.412	26,479,748
	2001	1.585	1.382	30,344,154
	2000	2.071	1.585	35,414,243
	1999	1.939	2.071	43,921,791
	1998	2.052	1.939	49,346,978
	1997	1.766	2.052	48,895,121
	1996	1.568	1.766	40,308,612
	1995	1.316	1.568	32,634,690

Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class (1/92)	2002	2.105	1.898	123,597,634
	2001	2.223	2.105	146,070,368
	2000	2.343	2.223	162,774,171
	1999	2.135	2.343	193,548,947
	1998	1.879	2.135	226,655,321
	1997	1.577	1.879	240,063,870
	1996	1.394	1.577	249,049,606
	1995	1.207	1.394	271,006,817
	1994	1.301	1.207	282,474,420
	1993	1.088	1.301	162,412,035
	1992	1.000	1.088	30,207,239

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)	2002	1.029	0.915	8,998,649
	2001	1.000	1.029	1,515,233

Notes

Effective June 7, 2002, the Travelers Series Fund Inc.: Salomon Brother Strategic Bond Portfolio (f/k/a/ Salomon Brothers Global High Yield Portfolio) changed its name to Salomon Brothers Strategic Total Return Bond Portfolio.

Effective January 2, 2003, Dreyfus Variable Investment Fund: Small Cap Portfolio changed its name to Developing Leaders Portfolio.

The number of units outstanding for the 2001 yearend have been restated to include Annuity Units, where appropriate.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2002.

“Number of Units outstanding at end of period” may include units for Contract Owners in payout phase, where appropriate.

On July 12, 2002, The Travelers Series Trust: U.S. Government Securities Portfolio was substituted for the Travelers Series Fund Inc.: Smith Barney High Income Portfolio, which is no longer available as a funding option.

On July 12, 2002, The Travelers Series Trust: U.S. Government Securities Portfolio was substituted for Franklin Templeton Variable Insurance Products Trust: Templeton Global Income Securities Portfolio, which is no longer available as a funding option.

On July 12, 2002, The Travelers Series Trust: U.S. Government Securities Portfolio was substituted for the Travelers Series Fund Inc.: Putnam Diversified Income Portfolio, which is no longer available as a funding option.

The Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new Contract Owners.

The Travelers Series Fund Inc.: Smith Barney Large Cap Value Portfolio is no longer available to new Contract Owners.

The Travelers Series Fund Inc.: Salomon Brother Strategic Total Return Bond Fund is no longer available to new Contract Owners.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Growth and Income Stock Account (Account GIS') for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.229	$.254	$.232	$.256	$.234	$.228	$.212	$.205	$.189	$.184
Operating expenses	.287	.343	.416	.385	.303	.228	.175	.140	.115	.106

Net investment income (loss)	(.058)	(.089)	(.184)	(.129)	(.069	.000	.037	.065	.074	.078
Unit Value at beginning of year	17.245	20.498	23.436	19.253	14.955	11.371	9.369	6.917	7.007	6.507
Net realized and change in unrealized gains (losses)	(3.691)	(3.164)	(2.754)	4.312	4.367	3.584	1.965	(2.387)	.164	.422

Unit Value at end of year	$13.496	$17,245	$20.498	$23.436	$19.253	$14.955	$11.371	$9.369	$6.917	$7.007

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(3.75)	$(3.25)	$(2.94)	$4.18	$4.30	$3.58	$2.00	$2.45	$(.09)	$.50
Ratio of operating expenses to average net assets	1.89%	1.88%	1.85	1.85%	1.81%	1.70%	1.70%	1.70%	1.65%	1.57%
Ratio of net investment income (loss) to average net assets	(.37)%	(.49)%	(.82)	(.62)%	(.41)%	.00%	.36%	.79%	1.05%	1.15%
Number of units outstanding at end of year (thousands)	24,100	27,559	29,879	32,648	32,051	29,545	27,578	26,688	26,692	28,497
Portfolio turnover rate	54%	32%	52%	47%	50%	64%	85%	96%	103%	81%

Contracts issued prior to May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.240	$.266	$.242	$.267	$.243	$.233	$.216	$.208	$.192	$.189
Operating expenses	.261	.311	.376	.347	.272	.201	.154	.123	.100	.092

Net investment income (loss)	(.021)	(.045)	(.134)	(.080)	(.029)	.032	.062	.085	.092	.097
Unit Value at beginning of year	18.064	21.418	24.427	20.017	15.510	11.763	9.668	7.120	7.194	6.664
Net realized and change in unrealized gains (losses)	(3.871)	(3.309)	(2.875)	4.490	4.536	3.715	2.033	2.463	(.166)	.433

Unit Value at end of year	$14.172	$18.064	$21.418	$24.427	$20.017	$15.510	$11.763	$9.668	$7.120	$7.194

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(3.89)	$(3.35)	$(3.01)	$4.41	$4.51	$3.75	$2.10	$2.55	$(.07)	$.53
Ratio of operating expenses to average net assets	1.64%	1.63%	1.60%	1.60%	1.56%	1.45%	1.45%	1.45%	1.41	1.33%
Ratio of net investment income (loss) to average net assets	(.12)%	(.24)%	(.57)%	(.37)%	(.16)%	.24%	.60%	1.02%	1.30%	1.40%
Number of units outstanding at end of year (thousands)	9,089	10,329	11,413	12,646	13,894	15,194	16,554	17,896	19,557	21,841
Portfolio turnover rate	54%	32%	52%	47%	50%	64%	85%	96%	103%	81%

______________

*	For 2001 the “Number of units outstanding as end of year.” were restated, for consistency, to include Annuity Units.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Quality Bond Account (Account QB) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.363	$.402	$.427	$.378	$.350	$.342	$.368	$.319	$.310	$.299
Operating expenses	.097	.101	.092	.091	.088	.082	.078	.073	.069	.067

Net investment income	.266	.301	.335	.287	.262	.260	.290	.246	.241	.232
Unit Value at beginning of year	6.309	6.063	5.810	5.765	5.393	5.060	4.894	4.274	4.381	4.052
Net realized and change in unrealized gains (losses)	(.219)	(.055)	(.082)	(.242)	.110	.073	(.124)	.374	(.348)	.097

Unit Value at end of year	$6.356	$6.309	$6.063	$5.810	$5.765	$5.393	$5.060	$4.894	$4.274	$4.381

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$.05	$.25	$.25	$.04	$.37	$.33	$.17	$.62	$(.11)	$.33
Ratio of operating expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%
Ratio of net investment income to average net assets	4.31%	4.74	5.69%	4.97%	4.71%	5.00%	5.87%	5.29%	5.62%	5.41%
Number of units outstanding at end of year (thousands)	12,733	15,116%	14,045	17,412	21,251	21,521	24,804	27,066	27,033	28,472
Portfolio turnover rate	113%	166%	105%	340%	438%	196%	176%	138%	27%	24%

Contracts issued prior to May 16, 1983	2002	2001 *	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.381	$.421	$.446	$.393	$.363	$.353	$.379	$.328	$.318	$.306
Operating expenses	.086	.089	.081	.080	.076	.071	.067	.063	.059	.058

Net investment income	.295	.332	.365	.313	.287	.282	.312	.265	.259	.248
Unit Value at beginning of year	6.608	6.335	6.055	5.994	5.593	5.234	5.050	4.400	4.498	4.150
Net realized and change in unrealized gains (losses)	(.229)	(.059)	(.085)	(.252)	.114	.077	(.128)	.385	(.357)	.100

Unit Value at end of year	$6.674	$6.608	$6.335	$6.055	$5.994	$5.593	$5.234	$5.050	$4.400	$4.498

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$.07	$.27	$.28	$.06	$.40	$.36	$.18	$.65	$(.10)	$.35
Ratio of operating expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	4.56%	4.99%	5.93%	5.22%	4.96%	5.25%	6.12%	5.54%	5.87%	5.66%
Number of units outstanding at end of year (thousands)	4,684	5,194	5,491	6,224	6,880	7,683	8,549	9,325	10,694	12,489
Portfolio turnover rate	113%	166%	105%	340%	438%	196%	176%	138%	27%	24%

______________

*	For 2001 the “Number of units outstanding as end of year.” were restated, for consistency, to include Annuity Units.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Money Market Account (Account MM) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account MM’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.048	$.114	$.167	$.130	$.133	$.128	$.121	$.127	$.087	$.065
Operating expenses	.043	.042	.041	.039	.038	.036	.035	.034	.032	.031

Net investment income	.005	.072	.126	.091	.095	.092	.086	.093	.055	.034
Unit Value at beginning of year	2.739	2.667	2.541	2.450	2.355	2.263	2.177	2.084	2.029	1.995

Unit Value at end of year	$2.744	$2.739	$2.667	$2.541	$2.450	$2.355	$2.263	$2.177	$2.084	$2.029

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase in unit value	$.01	$.07	$.13	$.09	$.10	$.09	$.09	$.09	$.06	$.03
Ratio of operating expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%
Ratio of net investment income to average net assets	0.21%	2.64%	4.84%	3.62%	3.95%	4.02%	3.84%	4.36%	2.72%	1.68%
Number of units outstanding at end of year (thousands)	50,702	63,430	55,477	70,545	41,570	36,134	38,044	35,721	39,675	34,227

Contracts issued prior to May 16, 1983	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.051	$.120	$.174	$.135	$.138	$.134	$.125	$.130	$.091	$.067
Operating expenses	.038	.037	.037	.034	.033	.032	.030	.030	.028	.027

Net investment income	.013	.083	.137	.101	.105	.102	.095	.100	.063	.040
Unit Value at beginning of year	2.869	2.786	2.649	2.548	2.443	2.341	2.246	2.146	2.083	2.043

Unit Value at end of year	2.882	$2.869	$2.786	$2.649	$2.548	$2.443	$2.341	$2.246	$2.146	$2.083

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase in unit value	$.01	$.08	$.14	$.10	$.11	$.10	$.10	$.10	$.06	$.04
Ratio of operating expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	.46%	2.89%	5.09%	3.87%	4.20%	4.27%	4.10%	4.61%	2.98%	1.93%
Number of units outstanding at end of year (thousands)	49	60	70	80	91	105	112	206	206	218

______________

*	On May 1, 1990 TAMIC replaced TIMCO as the investment advise for Account MM.

**	For 2001 the “Number of units outstanding as end of year.” were restated, for consistency, to include annuity units

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation Unit outstanding throughout each period

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Timed Growth and Income Stock Account (Account TGIS) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TGIS’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.052	$.064	$.094	$.076	$.064	$.075	$.061	$.083	$.064	$.043
Operating expenses	.097	.117	.145	.136	.110	.090	.069	.057	.041	.042

Net investment income (loss)	(.045)	(.053)	(.051)	(.060)	(.046)	(.015)	(.008)	.026	.023	.001
Unit Value at beginning of year	3.914	4.679	5.394	4.468	3.526	2.717	2.263	1.695	1.776	1.689
Net realized and change in unrealized gains losses)	(.812)	(.712)	(.664)	.986	.988	.824	.462	.542	(.104)	0.086

Unit Value at end of year	$3.057	$3.914	$4.679	$5.394	$4.468	$3,526	$2.717	$2.263	$1.695	$1.776

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(.86)	$(.77)	$(.72)	$.93	$.94	$.81	$.45	$.57	$(.08)	$.09
Ratio of operating expenses to average net assets*	2.82%	2.82%	2.82%	2.82% %	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%
Ratio of net investment income (loss) to average net assets	(1.27)%	1.30%	(.98)%	(1.25)%	(1.16)%	(.45)%	(.34)%	1.37%	1.58%	0.08%
Number of units outstanding at end of year (thousands)	39,162	38,818	27,691	26,010	25,192	60,312	68,111	105,044	29,692	—
Portfolio turnover rate	84%	59%	59%	51%	81%	63%	81%	79%	19%	70%

______________

*	Annualized.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES*
Per Unit Data for an Accumulation Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Timed Short-Term Bond Account (Account TSB) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TSB’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2002	2001	2000	1999	1998	1997		1996		1995		1994		1993

SELECTED PER UNIT DATA
Total investment income	$.028	$.065	$.096	$.076	$.078	$.077		$.057		$.074		$.055		$.041
Operating expenses	.044	.044	.042	.041	.040	.039	**	.030	**	.035	**	.036	**	.037	**

Net investment income (loss)	(.016)	.021	.054	.035	.038	0.38		.027		.039		.019		.004
Unit Value at beginning of year	1.549	1.527	1.473	1.437	1.399	1.361		1.333		1.292		1.275		1.271
Net realized and change in unrealized gains (losses)***	—	.001	—	.001	.000	.000		.001		.002		(.002)		—

Unit Value at end of year	$1.533	$1.549	$1.527	$1.473	$1.437	$1.399		$1.361		$1.333		$1.292		$1.275

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(.02)	$.02	$.05	$.04	$.04	$.04		$.03		$.04		$.02		$—
Ratio of operating expenses to average net assets****	2.82%	2.82%	2.82%	2.82%	2.82%	2.82	%**	2.82	%**	2.82	%**	2.82	%**	2.82	%**
Ratio of net investment income to average net assets	(1.04)%	1.37%	3.61%	2.38%	2.71%	2.77%		2.47%		3.17%		1.45%		.39%
Number of units outstanding at end of year (thousands)	20,968	23,384	75,112	109,666	137,067	47,262		54,565		—		216,713		353,374

______________

*	Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

**	Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

***	Annualized.

CONDENSED FINANCIAL INFORMATION

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation Unit outstanding throughout each year

The following information on per unit data and significant ratios and additional data for the four fiscal years ended December 31, 2002, has been audited by KPMG LLP, independent accountants, whose report thereon appears in The Travelers Timed Aggressive Stock Account (Account TAS) for Variable Annuities Annual Report as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002. The following information on per unit data and significant ratios and additional data for the six fiscal years ended December 31,1998, were audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TAS’s Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993

SELECTED PER UNIT DATA
Total investment income	$.050	$.063	$.084	$.052	$.056	$.063	$.041	$.042	$.036	$.037
Operating expenses	.125	.134	.135	.110	.098	.085	.069	.057	.049	.048

Net investment income (loss)	(.075)	(.071)	(.051)	(.058)	(.042)	(.022)	(.028)	(.015)	(.013)	(.011)
Unit Value at beginning of year	4.730	4.986	4.371	3.907	3.389	2.623	2.253	1.706	1.838	1.624
Net realized and change in unrealized gains (losses)	(.688)	(.185)	.666	522.560		.788	.398	.562	(.119)	.225

Unit Value at end of year	$3.967	$4.730	$4.986	$4.371	$3.907	$3.389	$2.623	$2.253	$1.706	$1.838

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	$(.76)	$(.26)	$.61	$.46	$.52	$.77	$.37	$.55	$(.13)	$.21
Ratio of operating expenses to average net assets*	2.85%	2.85	2.85%	2.85%	2.85%	2.85%	2.84%	2.83%	2.80%	2.82%
Ratio of net investment income to (loss) average net assets	1.70%	(1.53)%	(1.06)%	(1.49)%	(1.21)%	(.76)%	(1.13)%	(.74)%	(.72)%	(.80)%
Number of units outstanding at end of year (thousands)	21,164	19,061	13,923	15,180	16,452	25,865	30,167	45,575	25,109	43,059
Portfolio turnover rate	116%	49%	106%	85%	113%	92%	98%	113%	142%	71%

______________

*	Annualized.

THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX B

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 10% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to Qualified Contracts or transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

B-1

THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX C

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

Description of The Travelers Insurance Company and The Separate Accounts
The Insurance Company
The Separate Accounts
Investment Objectives, Policies and Risks
Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts
Investment Restrictions
The Travelers Growth and Income Stock Account For Variable Annuities
The Travelers Timed Growth and Income Stock Account for Variable Annuities
The Travelers Timed Aggressive Stock Account for Variable Annuities
The Travelers Quality Bond Account for Variable Annuities
The Travelers Money Market Account for Variable Annuities
The Travelers Timed Short-Term Bond Account for Variable Annuities
Investment Management and Advisory Services
Advisory Fees
TIMCO
TAMIC
Code of Ethics
Valuation of Assets
Net Investment Factor
Federal Tax Considerations
Performance Information
The Board of Managers
Administrative Services
Distribution and Principal Underwriting Agreement
Securities Custodian
Independent Accountants
Financial Statements

Copies of the Statement of Additional Information dated May 1, 2003 (Form No. L-11165S) are available without charge. To request a copy, please clip this coupon on the line, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415.

Name:	___________________________________________________
Address:	___________________________________________________
___________________________________________________

C-1

THIS PAGE INTENTIONALLY LEFT BLANK.

The Travelers Universal Annuity

Individual And Group
Variable Annuity Contracts
Issued By
The Travelers Insurance Company

L-11165	May, 2003